UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number      811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

  (Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/14

Item 1. Reports to Stockholders.

Lazard World Dividend
& Income Fund, Inc.

Semi-Annual Report

June 30, 2014

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this semi-annual report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2014. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the second quarter of 2014 and for the year-to-date, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”). We are also pleased with LOR’s favorable NAV performance over the one-year, three-and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2014)

For the second quarter of 2014, the Fund’s NAV returned 8.4%, outperforming the Index return of 5.0%. The Fund’s NAV return outperformed the Index over the year-to-date, gaining 8.1% versus the Index gain of 6.2%. Additionally, the Fund’s NAV performance outperformed the Index for the one-year period (26.2% versus the benchmark’s 23.0% return), on an annualized basis, as well as for the three- and five-year periods and since inception. Shares of LOR ended the second quarter of 2014 with a market price of $15.19, representing an 8.7% discount to the Fund’s NAV of $16.64.

The Fund’s net assets were $114.5 million as of June 30, 2014, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $152.0 million, representing a 24.7% leverage rate. This leverage rate is higher than that at the end of the first quarter of 2014 (21.8%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection in the information technology, financials, and utilities sectors helped performance. Additionally, stock selection in the United States and in continental Europe added value during the quarter. However, stock selection in Hong Kong detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund bounced back in the second quarter and has been moderately positive for the year-to-date. It has contributed positively to performance over longer time-periods and since inception.

As of June 30, 2014, 73.1% of the Fund’s total leveraged assets consisted of world equities, 24.5% consisted of emerging market currency and debt instruments, and 2.4% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share of $0.08618 represents a distribution yield of 6.81% based on the Fund’s $15.19 market price as of the close of trading on the NYSE on June 30, 2014. It is currently estimated that none of the $0.51708 distributed per share year-to-date through June 30, 2014 represents a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(73.1% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Microsoft, a US-based technology company that develops, manufactures, licenses, sells and supports software products;

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Zurich Insurance Group, a Swiss insurance-based financial services provider active in North America, Europe, Asia-Pacific, Latin America, and other markets; and Wynn Macau, a Chinese (Macau) operator of casinos.

As of June 30, 2014, 30.9% of these stocks were based in North America, 30.7% were based in continental Europe (not including the United Kingdom), 17.7% were from Asia (not including Japan), 9.4% were from the United Kingdom, 5.6% were based in Latin America, 4.7% were based in Africa and the Middle East, and 1.0% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2014, were financials (34.8%), which includes banks, insurance companies, and financial services companies; and energy (14.9%), which consists of companies involved in the exploration, production, refining, transportation, and distribution of oil and/or gas as well as companies that service these industries. Other sectors in the portfolio include consumer discretionary, consumer staples, health care, industrials, information technology, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 4.4% as of June 30, 2014.

World Equity Markets Review

Global markets rose during the second quarter of 2014 as investors shrugged off the sharp contraction to first-quarter US GDP, which declined at a 2.9% annualized rate. The decline was seen as a one-time event which many attributed to a historically cold winter rather than an indication of another economic recession. Rather, the market cheered encouraging data as the economy added more jobs than expected, auto sales continued to be strong, and corporate merger-and-acquisition activity continued at a rapid pace. In Europe, the European Central Bank announced a broad package of measures designed to stimulate growth in the region. Emerging markets stocks appreciated despite earlier concerns of escalating tensions between Russia and Ukraine, following positive manufacturing and inflation data from China. Additionally, the Chinese central bank released details of measures which should boost lending by reducing reserve requirements for some banks. In Japan, after initial concerns regarding whether Abenomics would be able to achieve its goal of reigniting the economy, local markets were boosted by posi-

tive GDP data which showed the economy expanded at an annualized rate of 6.7% for the first quarter.

What Helped and What Hurt LOR

The Fund benefitted from stock selection within the information technology sector. Shares of Intel rose after the company increased its guidance due to stronger than expected PC demand. We continue to hold Intel as we believe that the company, a leader in the semiconductor space, has the intellectual property, economies of scale, and resources that should allow Intel to prosper in the newer markets of networking, smartphones, and tablets. Shares of integrated circuit packaging company Siliconware Precision also helped the Fund, rising after the company reported results which showed improving margins and increased returns amid growth in smartphones and tablets. We continue to believe that the company offers low cost solutions to clients, and is well positioned to benefit from improving consumer demand for electronics, particularly in China. The Fund also benefitted from stock selection within the financial sector. Shares in Brazilian insurance provider BB Seguridade Participacoes appreciated after management commented that they believe they will see strong continued growth due to low penetration of insurance in Brazil. Stock selection within the utilities sector was also strong.

In contrast, stock selection within Macau detracted from performance. Shares of Wynn Macau, the Chinese casino operator, declined on fears of a slowdown in VIP gaming revenue due to credit liquidity concerns and anticorruption policies from Chinese officials. Long term, we continue to believe that Macau gaming is poised for future growth amid high hotel occupancy rates, continued mass market gaming growth, and its positioning in a growing Chinese economy. Shares of AXA detracted from performance. The French insurance company reported lower revenues than expected due to the combination of the cancelation of lower margin business and currency head-winds. Despite the recent share price decline, we believe the stock offers compelling returns and an attractive valuation. Returns were also hurt from a position in Bank Pembangunan Daerah Jawa Barat dan Banten. The Indonesian commercial bank declined after reporting a decrease in first quarter net income as net-interest margin decreased. We continue to hold Bank Pembangunan as we believe it is well positioned

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

to grow loans and capitalize on opportunities in the growing Indonesian emerging market.

The recent rotation in markets has been powerful, but the spread in valuations remains wide between the highly priced US and the emerging markets. As a result, this rotation may persist for an extended period.

Emerging Market Currency and Debt Portfolio

(24.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2014, this portfolio consisted of forward currency contracts (80.3%) and sovereign debt obligations (19.7%). The average duration of the emerging market currency and debt portfolio remained relatively unchanged from the first quarter of 2014 to the second quarter at approximately 8 months, while the average yield decreased from 6.4%2 on March 31, 2014 to 4.7% on June 30, 2014.

Emerging Market Currency and Debt Market Review

Emerging-market (“EM”) local currency money markets posted solid positive performance throughout the second quarter of 2014. EM currency volatility remained low throughout the quarter and countries offering higher yield benefited from carry trades. Signs that the Chinese economy has bottomed along with accommodative policy in Europe, expected cyclical improvement across EM, and more solid developed-world demand over the next several months also bode well for the outlook in EM local money markets. Meanwhile, higher nominal and/or real yields in most emerging markets along with attractive equity and currency valuations have encouraged investment flows back into emerging markets following sharp outflows during 2013 and early 2014.

What Helped and What Hurt LOR

Top contributors for the second quarter were Turkey, Brazil, Russia, Romania, Colombia, and South Korea. Turkish inflation-linked debt exposure sharply outperformed the money market result alongside modest lira appreciation. Brazil’s high-yielding currency and local debt markets benefitted from a risk-friendly global backdrop, pre-electoral polls reflecting the opposition gaining popularity (i.e., hope for policy change after October elections), and the central bank’s intervention bias favoring foreign-exchange (FX) stability to mitigate inflation pressures. Russian capital markets recovered some of the first quarter’s sizeable losses, reacting favorably to the central bank’s rate hikes, rising oil price, and slowing net-capital outflows on signs of Ukrainian de-escalation. Romanian fixed income significantly outperformed the money market result due to monetary easing amid record low inflation, accelerating growth, healthy balance of payments, sizeable FX reserves, and low volatility versus peers. In Colombia, the peso was buoyed by surging capital inflows due to a sharply increased weighting in leading fixed income indices, a favorable growth outlook, and central bank rate hikes. The South Korean won strengthened in excess of 5% during the quarter on the back of record high current-account surpluses and limited intervention by the Bank of Korea.

Conversely, Ghana and Indonesia detracted. Ghana detracted from performance as its twin deficits (budget and trade) and high inflation resulted in sharp cedi depreciation, which more than offset its high annualized yield cushion (22%). Indonesia detracted due to election-related volatility and a re-widening of the current-account deficit.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2014; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 6/30/14
LOR at Market Price	$19,548
LOR at Net Asset Value	20,957
MSCI ACWI Index	18,505

Average Annual Total Returns*
Periods Ended June 30, 2014
(unaudited)
	One	Five	Since
	Year	Years	Inception**
Market Price	24.18%	19.35%	7.72%
Net Asset Value	26.15%	16.72%	8.56%
MSCI ACWI Index	22.95%	14.28%	7.07%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2014 (unaudited)
		Percentage of
Security	Value	Net Assets
Total SA	$3,734,639	3.3%
CenturyLink, Inc.	3,547,419	3.1
Intel Corp.	3,285,597	2.9
Sands China, Ltd.	3,035,134	2.7
bpost SA	2,891,089	2.5
Wynn Macau, Ltd.	2,694,880	2.4
Cisco Systems, Inc.	2,585,220	2.3
Mobile TeleSystems OJSC Sponsored ADR	2,382,223	2.1
Royal Dutch Shell PLC, A Shares	2,309,014	2.0
AXA SA	2,271,229	2.0

Portfolio Holdings Presented by Sector
June 30, 2014 (unaudited)
Percentage of
Sector	Total Investments
Consumer Discretionary	10.5%
Consumer Staples	1.4
Energy	13.5
Financials	31.5
Health Care	0.9
Industrials	7.2
Information Technology	9.6
Materials	2.5
Telecommunication Services	9.3
Utilities	4.0
Foreign Government Obligations	5.6
Short-Term Investment	4.0
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2014 (unaudited)

Description	Shares	Value
Common Stocks—94.7%
Australia—2.1%
DUET Group	562,671	$1,283,981
Transurban Group	153,743	1,071,342
		2,355,323
Austria—1.1%
UNIQA Insurance Group AG	100,515	1,292,119
Belgium—2.5%
bpost SA	114,437	2,891,090
Brazil—5.4%
Banco do Brasil SA	175,717	1,976,269
BB Seguridade Participacoes SA	81,100	1,190,715
Cia Hering	46,400	467,045
Direcional Engenharia SA	170,200	893,560
Grendene SA	127,900	799,411
Natura Cosmeticos SA	53,300	898,586
		6,225,586
Canada—0.7%
Alaris Royalty Corp.	30,400	823,924
China—4.7%
Agricultural Bank of China, Ltd., Class H	4,640,000	2,047,482
China Construction Bank Corp., Class H	2,035,180	1,538,779
China Shenhua Energy Co., Ltd., Class H	173,000	500,000
Huaneng Power International, Inc. Class H	582,000	654,810
Industrial and Commercial Bank of China, Ltd., Class H	1,036,440	655,264
		5,396,335
Finland—0.8%
Sampo Oyj, A Shares	18,966	959,597
France—8.8%
AXA SA	95,026	2,271,229
Eutelsat Communications SA	65,277	2,268,114
Gaztransport Et Technigaz SA	27,388	1,785,489
Total SA	51,675	3,734,639
		10,059,471
Germany—2.0%
Allianz SE	7,412	1,235,164
RTL Group SA	8,933	993,724
		2,228,888
Indonesia—0.5%
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	7,465,900	519,559
Description	Shares	Value
Israel—2.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	968,971	$1,815,674
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	21,619	1,133,268
		2,948,942
Italy—1.0%
Eni SpA	42,137	1,152,810
Japan—1.0%
Canon, Inc.	34,200	1,112,711
Macau—5.9%
MGM China Holdings, Ltd.	296,400	1,030,654
Sands China, Ltd.	400,400	3,035,134
Wynn Macau, Ltd.	684,800	2,694,880
		6,760,668
Mexico—1.2%
Fibra Uno Administracion SA de CV REIT	391,500	1,372,747
Norway—1.1%
Seadrill, Ltd.	31,873	1,273,326
Russia—4.4%
Globaltrans Investment PLC Sponsored GDR	95,851	1,097,494
MegaFon OAO GDR	28,533	898,790
Mobile TeleSystems OJSC Sponsored ADR	120,680	2,382,223
Sberbank of Russia GDR (a), (b)	59,568	603,424
		4,981,931
South Africa—1.1%
Vodacom Group, Ltd.	99,914	1,234,950
Spain—1.2%
Red Electrica Corporacion SA	15,440	1,412,285
Sweden—1.9%
Swedbank AB, A Shares	83,826	2,223,132
Switzerland—4.5%
Cembra Money Bank AG	13,061	824,781
Swiss Re AG	20,802	1,850,787
Transocean, Ltd.	37,276	1,678,538
Zurich Insurance Group AG	2,691	811,124
		5,165,230
Taiwan—2.7%
Radiant Opto-Electronics Corp.	331,660	1,421,812
Siliconware Precision Industries Co.	1,005,000	1,650,990
		3,072,802

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2014 (unaudited)

Description	Shares	Value
Thailand—1.4%
Dynasty Ceramic Public Co. Ltd. (b)	579,700	$1,040,441
Krung Thai Bank Public Co. Ltd. (b)	896,300	577,189
		1,617,630
Turkey—1.3%
Tofas Turk Otomobil Fabrikasi AS	127,805	793,276
Tupras-Turkiye Petrol Rafinerileri AS	31,951	745,011
		1,538,287
United Kingdom—9.1%
Berkeley Group Holdings PLC	14,396	595,730
Direct Line Insurance Group PLC	348,495	1,609,126
Foxtons Group PLC	145,643	748,508
Infinis Energy PLC	387,325	1,523,933
Rexam PLC	74,848	685,308
Royal Dutch Shell PLC, A Shares	55,763	2,309,014
St James’s Place PLC	107,177	1,397,681
Vodafone Group PLC	462,611	1,543,839
		10,413,139
United States—25.7%
Aviv REIT, Inc.	23,432	660,079
Blackstone Mortgage Trust, Inc., Class A	74,800	2,169,200
CBL & Associates Properties, Inc.	63,200	1,200,800
CenturyLink, Inc.	97,995	3,547,419
Cisco Systems, Inc.	104,033	2,585,220
ConocoPhillips	19,309	1,655,361
Diamond Offshore Drilling, Inc.	28,944	1,436,491
Intel Corp.	106,330	3,285,597
International Paper Co.	28,057	1,416,037
Janus Capital Group, Inc.	73,252	914,185
Koppers Holdings, Inc.	15,300	585,225
Lexington Realty Trust REIT	49,365	543,509
Maxim Integrated Products, Inc.	33,500	1,132,635
Microsoft Corp.	28,400	1,184,280
Pattern Energy Group, Inc.	62,577	2,071,924
People’s United Financial, Inc.	109,272	1,657,656
Sysco Corp.	20,620	772,219
The Hartford Financial Services Group, Inc.	15,515	555,592
Tronox, Ltd., Class A	33,700	906,530
United Bankshares, Inc.	36,034	1,164,979
		29,444,938
Total Common Stocks (Identified cost $98,316,770)		108,477,420
Description	Shares	Value
Preferred Stocks—2.4%
United States—2.4%
Capital One Financial Corp., Series B	54,666	$1,319,637
JPMorgan Chase & Co., Series P	35,193	802,401
Regions Financial Corp., Series A	23,599	590,683
Total Preferred Stocks (Identified cost $2,621,860)		2,712,721

Description	Principal Amount (000) (c)	Value
Foreign Government Obligations—6.0%
Brazil—0.7%
Brazil NTN-B:
6.00%, 08/15/16	273	$307,483
6.00%, 08/15/18	460	516,997
		824,480
Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	188,000	109,225
Mexico—1.1%
Mexican Bonos,
9.50%, 12/18/14	9,000	713,942
Mexico Cetes,
0.00%, 12/11/14	71,000	539,815
		1,253,757
Romania—1.6%
Romania Government Bond,
5.95%, 06/11/21	5,180	1,813,865
Russia—1.1%
Russia Government Bonds - OFZ:
7.60%, 04/14/21	15,289	438,307
7.00%, 01/25/23	11,700	321,298
7.05%, 01/19/28	17,170	451,802
		1,211,407
South Africa—0.6%
Republic of South Africa,
2.75%, 01/31/22	6,791	691,269
Uganda—0.2%
Uganda Government Bond,
12.875%, 05/19/16	742,700	287,551

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2014 (unaudited)

Description	Principal Amount (000) (c)	Value
Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	6,180	$291,870
Zambia—0.3%
Zambia Treasury Bills:
0.00%, 10/13/14	800	121,916
0.00%, 06/15/15	1,600	213,325
		335,241
Total Foreign Government Obligations (Identified cost $6,917,020)		6,818,665

Description	Shares	Value
Short-Term Investment—4.3%
State Street Institutional Treasury Money Market Fund (Identified cost $4,956,272)	4,956,272	$4,956,272
Total Investments—107.4% (Identified cost $112,811,922) (d), (e)		$122,965,078
Liabilities in Excess of Cash and Other Assets—(7.4)%		(8,476,841)
Net Assets—100.0%		$114,488,237

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
AMD	JPM	10/28/14	111,741,000	$255,000	$267,616	$12,616	$—
BRL	CIT	07/02/14	1,764,392	784,000	798,548	14,548	—
BRL	CIT	09/03/14	1,806,665	802,000	803,252	1,252	—
CLP	CIT	07/17/14	360,625,000	652,361	651,085	—	1,276
CLP	CIT	07/28/14	243,140,150	439,000	438,470	—	530
CLP	UBS	07/09/14	208,704,180	366,000	377,117	11,117	—
CLP	UBS	07/09/14	270,565,550	491,000	488,897	—	2,103
CNH	HSB	08/11/14	3,567,894	571,000	573,215	2,215	—
CNH	HSB	09/03/14	3,454,550	550,000	554,203	4,203	—
CNY	BRC	07/10/14	3,491,442	564,000	562,254	—	1,746
CNY	BRC	07/10/14	3,973,659	642,000	639,909	—	2,091
COP	SCB	09/16/14	2,030,340,950	1,067,000	1,075,867	8,867	—
COP	UBS	07/09/14	1,223,756,600	633,415	651,632	18,217	—
COP	UBS	08/22/14	1,046,402,200	541,000	555,839	14,839	—
CZK	JPM	07/07/14	22,265,853	1,101,087	1,110,929	9,842	—
CZK	JPM	08/04/14	22,260,301	1,100,813	1,111,041	10,228	—
CZK	JPM	09/19/14	12,225,752	604,794	610,459	5,665	—
EUR	BNP	07/24/14	168,732	230,000	231,064	1,064	—
EUR	BRC	07/09/14	41,000	55,779	56,143	364	—
EUR	CIT	07/09/14	207,000	282,110	283,453	1,343	—
EUR	HSB	08/19/14	103,000	140,126	141,063	937	—
EUR	JPM	07/09/14	166,000	225,835	227,310	1,475	—
EUR	JPM	08/05/14	206,500	280,263	282,797	2,534	—
EUR	JPM	08/05/14	290,500	395,871	397,832	1,961	—
EUR	JPM	08/05/14	410,245	559,450	561,821	2,371	—
EUR	UBS	08/05/14	711,000	967,408	973,697	6,289	—
HUF	BNP	07/14/14	200,861,826	908,619	887,654	—	20,965
HUF	JPM	07/14/14	46,750,000	208,908	206,599	—	2,309
HUF	JPM	07/14/14	132,835,950	589,105	587,032	—	2,073
IDR	HSB	07/18/14	5,505,147,000	474,459	463,076	—	11,383
IDR	JPM	07/07/14	4,653,605,000	401,000	392,200	—	8,800
IDR	SCB	07/07/14	3,138,925,000	265,000	264,545	—	455
IDR	SCB	12/04/14	6,791,850,000	559,000	556,365	—	2,635
ILS	JPM	07/14/14	1,076,404	311,257	313,652	2,395	—
INR	BRC	07/28/14	31,859,490	541,000	526,487	—	14,513
INR	JPM	08/25/14	81,253,940	1,334,000	1,334,013	13	—
KRW	BRC	07/23/14	1,130,431,400	1,099,000	1,116,370	17,370	—
KRW	CIT	08/27/14	582,753,600	566,000	574,707	8,707	—
KRW	CIT	09/24/14	1,152,527,120	1,124,000	1,135,267	11,267	—
KZT	CIT	09/12/14	59,783,000	313,000	322,564	9,564	—
KZT	CIT	11/14/14	55,390,000	290,000	295,943	5,943	—
KZT	CIT	02/13/15	63,050,000	325,000	332,837	7,837	—
KZT	HSB	09/11/14	54,822,160	296,000	295,844	—	156
KZT	HSB	09/11/14	59,783,000	313,000	322,615	9,615	—
MXN	CIT	07/30/14	16,572,800	1,280,000	1,274,933	—	5,067
MXN	JPM	07/16/14	6,454,250	496,000	497,007	1,007	—
MYR	CIT	08/27/14	1,830,664	568,000	567,640	—	360

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2014 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2014 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
MYR	HSB	07/21/14	2,756,987	$852,000	$857,423	$5,423	$—
MYR	JPM	07/14/14	4,448,654	1,379,000	1,384,235	5,235	—
NGN	CIT	07/17/14	126,801,000	772,000	775,994	3,994	—
NGN	CIT	08/07/14	80,259,570	489,000	489,197	197	—
PEN	CIT	07/09/14	1,886,766	668,000	673,696	5,696	—
PEN	JPM	07/25/14	1,064,422	379,000	379,409	409	—
PEN	JPM	09/16/14	1,829,369	648,000	648,463	463	—
PEN	UBS	08/08/14	1,515,120	535,000	539,261	4,261	—
PHP	BRC	07/14/14	12,279,400	280,000	281,243	1,243	—
PHP	JPM	07/14/14	23,119,490	527,000	529,521	2,521	—
PHP	SCB	09/16/14	62,751,070	1,433,000	1,435,520	2,520	—
PLN	BNP	07/21/14	2,526,679	823,500	830,969	7,469	—
PLN	JPM	08/11/14	2,150,021	705,000	706,151	1,151	—
PLN	JPM	09/10/14	2,153,846	705,000	706,133	1,133	—
RON	JPM	07/21/14	1,761,419	542,994	549,578	6,584	—
RON	JPM	09/10/14	1,259,000	386,576	392,005	5,429	—
RSD	CIT	07/09/14	114,805,600	1,350,257	1,355,630	5,373	—
RSD	CIT	08/19/14	25,301,376	300,438	296,605	—	3,833
RSD	CIT	11/19/14	25,707,456	305,260	295,971	—	9,289
RUB	BRC	07/30/14	19,084,115	562,000	558,283	—	3,717
THB	SCB	07/23/14	25,209,975	775,000	776,050	1,050	—
TRY	JPM	07/21/14	2,762,064	1,279,000	1,298,285	19,285	—
TRY	JPM	08/04/14	317,746	149,831	148,923	—	908
TRY	JPM	02/17/15	1,210,313	548,000	545,350	—	2,650
TWD	HSB	07/14/14	16,644,450	555,000	557,518	2,518	—
TWD	HSB	07/14/14	16,947,175	565,000	567,658	2,658	—
UAH	CIT	08/12/14	928,200	78,000	77,345	—	655
UAH	CSF	07/30/14	947,700	78,000	79,472	1,472	—
UAH	HSB	07/18/14	940,680	78,000	79,349	1,349	—
UAH	JPM	07/10/14	1,889,495	157,000	160,014	3,014	—
UAH	JPM	08/19/14	959,850	79,000	79,711	711	—
UAH	JPM	08/19/14	1,172,730	97,000	97,389	389	—
UGX	BRC	08/11/14	433,699,000	167,000	165,484	—	1,516
UGX	CIT	07/02/14	983,290,000	385,000	378,188	—	6,812
UGX	CIT	07/11/14	1,482,814,000	569,000	569,374	374	—
UGX	CIT	07/18/14	983,290,000	376,739	377,082	343	—
UGX	CIT	08/11/14	762,412,000	292,000	290,908	—	1,092
UYU	HSB	07/16/14	16,744,000	722,285	730,350	8,065	—
UYU	HSB	09/29/14	4,677,400	200,000	199,829	—	171
UYU	JPM	07/23/14	14,047,924	600,275	611,631	11,356	—
ZMW	CIT	11/24/14	6,539,670	914,000	969,667	55,667	—
ZMW	JPM	08/25/14	4,299,030	666,000	665,335	—	665
Total Forward Currency Purchase Contracts				$49,537,815	$49,803,062	$373,017	$107,770

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2014 (unaudited)

Forward Currency Sale Contracts open at June 30, 2014:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	US $ Cost on Origination Date	US $ Current Value	Unrealized Appreciation	Unrealized Depreciation
BRL	CIT	07/02/14	1,764,392	$797,105	$798,548	$—	$1,443
CLP	UBS	07/09/14	305,573,400	549,000	552,154	—	3,154
CNY	HSB	07/10/14	527,722	85,732	84,983	749	—
COP	CIT	07/09/14	664,462,500	352,500	353,816	—	1,316
COP	UBS	07/09/14	664,815,000	352,500	354,004	—	1,504
EUR	BNP	07/14/14	660,000	908,619	903,779	4,840	—
EUR	BNP	07/24/14	1,710,314	2,361,944	2,342,128	19,816	—
EUR	BRC	08/05/14	223,000	304,167	305,393	—	1,226
EUR	CIT	07/09/14	988,000	1,350,257	1,352,904	—	2,647
EUR	CIT	08/19/14	216,000	300,438	295,822	4,616	—
EUR	CIT	11/19/14	216,000	305,260	295,930	9,330	—
EUR	JPM	07/07/14	810,500	1,101,087	1,109,839	—	8,752
EUR	JPM	07/14/14	435,000	589,106	595,673	—	6,567
EUR	JPM	08/04/14	810,500	1,100,813	1,109,956	—	9,143
EUR	JPM	08/05/14	936,000	1,277,492	1,281,829	—	4,337
EUR	JPM	08/05/14	1,007,546	1,372,704	1,379,810	—	7,106
EUR	JPM	09/19/14	446,000	604,794	610,889	—	6,095
JPY	CIT	09/12/14	122,541,517	1,199,000	1,210,254	—	11,254
JPY	SCB	07/23/14	164,761,188	1,625,000	1,626,642	—	1,642
KZT	CIT	09/11/14	41,422,250	223,001	223,533	—	532
KZT	HSB	09/11/14	41,422,250	223,000	223,533	—	533
PLN	JPM	08/11/14	1,595,864	520,000	524,144	—	4,144
RSD	BRC	07/09/14	4,751,080	55,778	56,101	—	323
RSD	CIT	07/09/14	24,001,650	282,110	283,413	—	1,303
RSD	HSB	08/19/14	12,014,950	140,126	140,849	—	723
RSD	JPM	07/09/14	19,236,080	225,835	227,141	—	1,306
RUB	BRC	07/30/14	4,257,375	125,000	124,545	455	—
UGX	CIT	07/02/14	983,290,000	378,188	378,188	—	—
ZAR	BRC	07/07/14	3,696,093	344,785	347,252	—	2,467
ZAR	BRC	07/07/14	3,689,256	349,183	346,610	2,573	—
ZMW	CIT	07/14/14	1,680,075	270,000	264,841	5,159	—
Total Forward Currency Sale Contracts				$19,674,524	$19,704,503	47,538	77,517
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$420,555	$185,287

Currency Abbreviations:						Counterparty Abbreviations:
AMD	— Armenian Dram	ILS	— Israeli Shekel	RON	— New Romanian Leu	BNP	— BNP Paribas SA
BRL	— Brazilian Real	INR	— Indian Rupee	RSD	— Serbian Dinar	BRC	— Barclays Bank PLC
CLP	— Chilean Peso	JPY	— Japanese Yen	RUB	— Russian Ruble	CIT	— Citibank NA
CNH	— Yuan Renminbi	KRW	— South Korean Won	THB	— Thai Baht	CSF	— Credit Suisse Group AG
CNY	— Chinese Renminbi	KZT	— Kazakhstan Tenge	TRY	— New Turkish Lira	HSB	— HSBC Bank USA
COP	— Colombian Peso	MXN	— Mexican New Peso	TWD	— New Taiwan Dollar	JPM	— JPMorgan Chase Bank
CZK	— Czech Koruna	MYR	— Malaysian Ringgit	UAH	— Ukranian Hryvnia	SCB	— Standard Chartered Bank
EUR	— Euro	NGN	— Nigerian Naira	UGX	— Ugandan Shilling	UBS	— UBS AG
HUF	— Hungarian Forint	PEN	— Peruvian New Sol	UYU	— Uruguayan Peso
IDR	— Indonesian Rupiah	PHP	— Philippine Peso	ZAR	— South African Rand
		PLN	— Polish Zloty	ZMW	— Zambian Kwacha

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2014 (unaudited)

(a)	Pursuant to Rule 144A under the Securities Act of 1933, the security may only be traded among “qualified institutional buyers.” At June 30, 2014, this security amounted to 0.5% of net assets of the Fund, and is considered to be liquid.
(b)	Security valued using Level 2 inputs, based on reference to a similar security from the same issuer which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 10.
(c)	Principal amount denominated in respective country’s currency.
(d)	For federal income tax purposes, the aggregate cost was $112,811,922, aggregate gross unrealized appreciation was $13,701,476, aggregate gross unrealized depreciation was $3,548,320, and the net unrealized appreciation was $10,153,156.
(e)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
REIT	— Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):

Apparel & Textiles	0.4%
Automotive	0.7
Banking	11.8
Cable Television	2.0
Chemicals	1.3
Computer Software	1.0
Construction & Engineering	1.6
Electric	4.3
Energy	1.8
Energy Exploration & Production	1.4
Energy Integrated	7.4
Energy Services	3.8
Financial Services	4.1
Food & Beverages	0.7
Forest & Paper Products	1.8
Household & Personal Products	0.8
Housing	2.2
Insurance	11.5
Leisure & Entertainment	6.8
Pharmaceutical & Biotechnology	1.0
Real Estate	5.8
Retail	0.7
Semiconductors & Components	7.5
Technology Hardware	2.3
Telecommunications	10.0
Transportation	4.4
Subtotal	97.1
Foreign Government Obligations	6.0
Short-Term Investment	4.3
Total Investments	107.4%

*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2014 (unaudited)

ASSETS
Investments in securities, at value (cost $112,811,922)	$122,965,078
Foreign currency, at value (cost $487,128)	487,010
Receivables for:
Investments sold	1,178,411
Dividends and interest	533,743
Gross unrealized appreciation on forward currency contracts	420,555
Total assets	125,584,797

LIABILITIES
Payables for:
Management fees	110,770
Investments purchased	3,019,492
Line of credit outstanding	7,669,000
Gross unrealized depreciation on forward currency contracts	185,287
Other accrued expenses and payables	112,011
Total liabilities	11,096,560
Net assets	$114,488,237

NET ASSETS
Paid in capital (Note 2(f))	$123,315,075
Distributions in excess of net investment income (Note 2(f))	(431,247)
Accumulated net realized loss	(18,788,142)
Net unrealized appreciation on:
Investments	10,153,156
Foreign currency and forward currency contracts	239,395
Net assets	$114,488,237

Shares of common stock outstanding*	6,880,183
Net asset value per share	$16.64
Market value per share	$15.19

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2014 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $229,069)	$4,446,782
Interest	251,731
Total investment income	4,698,513

Expenses:
Management fees (Note 3)	636,424
Professional services	61,672
Custodian fees	52,409
Shareholders’ reports	49,172
Administration fees	31,746
Shareholders’ services	21,034
Shareholders’ meeting	10,736
Directors’ fees and expenses	3,059
Other	24,417
Total expenses before interest expense	890,669
Interest expense	52,072
Total expenses	942,741
Net investment income	3,755,772

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	7,202,425
Foreign currency and forward currency contracts	(406,286)
Total net realized gain on investments, foreign currency and forward currency contracts	6,796,139
Net change in unrealized appreciation (depreciation) on:
Investments	(2,064,034)
Foreign currency and forward currency contracts	106,223
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(1,957,811)
Net realized and unrealized gain on investments, foreign currency and forward currency contracts	4,838,328
Net increase in net assets resulting from operations	$8,594,100

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,755,772	$4,024,713
Net realized gain on investments, foreign currency and forward currency contracts	6,796,139	6,825,958
Net change in unrealized appreciation (depreciation) on investments, foreign currency and forward currency contracts	(1,957,811)	5,690,556
Net increase in net assets resulting from operations	8,594,100	16,541,227

Distributions to Stockholders (Note 2(f)):
From net investment income	(3,557,605)	(6,458,015)
Net decrease in net assets resulting from distributions	(3,557,605)	(6,458,015)
Total increase in net assets	5,036,495	10,083,212
Net assets at beginning of period	109,451,742	99,368,530
Net assets at end of period*	$114,488,237	$109,451,742
*Includes distributions in excess of net investment income of (Note 2(f))	$(431,247)	$(629,414)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,594,100
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Decrease in dividends and interest receivable	(107,893)
Accretion of bond discount and amortization of bond premium	23,690
Inflation index adjustment	(21,654)
Decrease in other accrued expenses and payables	(8,617)
Net realized gain on investments, foreign currency and forward currency contracts	(6,796,139)
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	1,957,811
Purchase of long-term investments	(38,565,402)
Proceeds from disposition of long-term investments	45,652,794
Purchase of short-term investments, net	(712,678)
Net cash provided by operating activities	10,016,012

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(3,557,605)
Gross drawdowns in line of credit balance	35,000
Gross paydowns in line of credit balance	(7,000,000)
Net cash used in financing activities	(10,522,605)

Effect of exchange rate changes on cash	(406,323)
Net decrease in cash and foreign currency	(912,916)

Cash and foreign currency:
Beginning balance	1,399,926
Ending balance	$487,010

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(40,543)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months
	Ended	Year Ended
	6/30/14†	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$15.91	$14.44	$12.25	$13.90	$13.04	$9.78
Income (loss) from investment operations:
Net investment income	0.55	0.59	0.55	0.63	0.62	0.78
Net realized and unrealized gain (loss)	0.70	1.82	2.44	(1.38)	1.09	3.25
Total from investment operations	1.25	2.41	2.99	(0.75)	1.71	4.03
Less distributions from (Note 2(f)):
Net investment income	(0.52)	(0.94)	(0.80)	(0.90)	(0.85)	(0.55)
Return of capital	—	—	—	—	—	(0.22)
Total distributions	(0.52)	(0.94)	(0.80)	(0.90)	(0.85)	(0.77)
Net asset value, end of period	$16.64	$15.91	$14.44	$12.25	$13.90	$13.04
Market value, end of period	$15.19	$14.49	$12.55	$10.83	$12.82	$11.15

Total Return based upon (a):
Net asset value	8.10%	17.33%	25.18%	-5.67%	13.85%	44.18%
Market value	8.69%	23.59%	23.99%	-9.17%	23.70%	39.81%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,488	$109,452	$99,369	$84,289	$95,615	$89,751
Ratios to average net assets (b):
Net expenses	1.77%	1.91%	1.93%	2.06%	2.11%	2.13%
Gross expenses	1.77%	1.91%	1.93%	2.06%	2.11%	2.13%
Net investment income	7.04%	3.92%	4.15%	4.67%	4.78%	7.21%
Portfolio turnover rate	37%	61%	77%	91%	67%	93%
Asset coverage per $1000 of loan outstanding (c)	$15,929	$8,749	$9,901	$6,125	$9,688	$7,743
Bank borrowing outstanding (in thousands)	$7,669	$14,634	$11,164	$16,446	$11,006	$13,311

†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2014 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Net asset value (“NAV”) per share is determined by State Street Bank and Trust Company (“State Street”) for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”).

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board,

may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Tax Policy—It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the US Internal Revenue Service and various states.

At December 31, 2013, the Fund had $25,396,329 of unused realized capital loss carryforwards, expiring in 2017.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2013, the Fund deferred $63,877 of net capital and foreign currency losses arising between November 1, 2013 and December 31, 2013.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions resulted in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Expense Reductions—The Fund’s excess cash in demand deposit accounts, if any, may receive credits that are available to offset custody expenses. The Statement of Operations reports gross custody expenses, and reports the amount of any credits separately as an expense reduction.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(i) Subsequent Events—Management has performed its evaluation of subsequent events and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2014, the effective management fee, as a percentage of the Fund’s average net assets, was 1.19%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obli-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

gations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement”.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair of $5,000. Such Directors also are reimbursed for travel and other out-of pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2014 were $41,584,894 and $46,042,104, respectively.

For the period ended June 30, 2014, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the period ended June 30, 2014, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$9,089,497	$14,634,000	0.84%

* For 181 days borrowings were outstanding.

Management believes that the fair value of the liability under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate, which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2014 is categorized as Level 2 (see Note 10).

8. Non-US Securities Investment Risks

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2014:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2014
Assets:
Common Stocks*
Russia	$4,378,507	$603,424	$—	$4,981,931
Thailand	—	1,617,630	—	1,617,630
Other	101,877,859	—	—	101,877,859
Preferred Stocks*	2,712,721	—	—	2,712,721
Foreign Government Obligations*	—	6,818,665	—	6,818,665
Short-Term Investment	4,956,272	—	—	4,956,272
Other Financial Instruments**
Forward Currency Contracts	—	420,555	—	420,555
Total	$113,925,359	$9,460,274	$—	$123,385,633
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(185,287)	$—	$(185,287)

*	Please refer to Portfolio of Investments (page 8 through 10) and Notes to Portfolio of Investments (page 14) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Certain common stocks (see footnote (b) in the Notes to Portfolio of Investments) included in Level 2 were valued based on reference to similar securities from the same issuers which were trading on active markets. The foreign government obligations included in Level 2 were valued on the basis of prices provided by independent pricing services. The forward currency contracts included in Level 2 were valued using quotations provided by an independent pricing service.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2 (a)), certain equity securities (other than those securities described in footnote (b) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2014.

For further information regarding security characteristics see Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2014 (unaudited)

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

For the period ended June 30, 2014, the notional amounts of purchases and sales of forward currency contracts were $278,298,584 and $278,918,382, respectively.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2014:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$420,555

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$185,287

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2014 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(382,352)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$106,261

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2014, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through single payment in the event of default on or termination of any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2014:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$420,555	$ —	$420,555

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Barclays Bank PLC	$22,005	$(22,005)	$—	$—
BNP Paribas SA	33,189	(20,965)	—	12,224
Citibank NA	151,210	(47,409)	—	103,801
Credit Suisse Group AG	1,472	—	—	1,472
HSBC Bank USA	37,732	(12,966)	—	24,766
JPMorgan Chase Bank	107,787	(64,855)	—	42,932
Standard Chartered Bank	12,437	(4,732)	—	7,705
UBS AG	54,723	(6,761)	—	47,962
Total	$420,555	$(179,693)	$—	$240,862

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2014 (unaudited)

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$185,287	$ —	$185,287

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$27,599	$(22,005)	$—	$5,594
BNP Paribas SA	20,965	(20,965)	—	—
Citibank NA	47,409	(47,409)	—	—
HSBC Bank USA	12,966	(12,966)	—	—
JPMorgan Chase Bank	64,855	(64,855)	—	—
Standard Chartered Bank	4,732	(4,732)	—	—
UBS AG	6,761	(6,761)	—	—
Total	$185,287	$(179,693)	$—	$5,594

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 25, 2014, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Two Class II Directors (Kenneth S. Davidson and Nancy A. Eckl) each to serve for a three-year term expiring at the 2017 Annual Meeting and/or until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Kenneth S. Davidson	6,127,592	146,911
Nancy A. Eckl	6,132,466	142,037

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2016

Independent Directors(3):

Leon M. Pollack (73)	Director (August 2006)	Private Investor

Robert M. Solmson (66)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (53)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2017

Independent Directors(3):

Kenneth S. Davidson (69)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 - present)

Aquiline Holdings LLC, an investment manager, Partner (2006 - June 2012)

Nancy A. Eckl (51)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Trevor W. Morrison (43)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)

Columbia Law School, Professor of Law (2008 - 2013)

Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III – Directors with Term Expiring in 2015

Independent Director(3):

Richard Reiss, Jr. (70)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)

Interested Directors(4):

Ashish Bhutani (54)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)

Lazard Ltd, Vice Chairman and Director (2010 - present)

Franci J. Blassberg (60)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2014, 33 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager.
(3)	“Independent Directors” are not “interested persons” (as defined in the Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager. Ms. Blassberg, who became a Director effective August 6, 2014, is an “interested person” (as defined in the Act) of the Fund, until January 1, 2015, as a result of her former position as a Partner of Debevoise & Plimpton LLP, which provides legal services to the Investment Manager. Ms. Blassberg was not involved in this representation.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (41)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (55)	Treasurer (April 2005)	Vice President of the Investment Manager

Tamar Goldstein (39)	Interim Chief Compliance Officer (July 2014) and	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager
Assistant Secretary (February 2009)

Cesar A. Trelles (39)	Assistant Treasurer (April 2005)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 24-25, 2014, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 33 active funds comprises approximately $25 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $299 million (as of April 30, 2014), of the approximately $169.5 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2014). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $25 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Management Fee, Expense Ratio and Performance Information

The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2014) information prepared by Strategic Insight, noting the limitations of the Strategic Insight comparison group (the “Group”) as further discussed below, and broader Morningstar category (the “Category”).

The Directors also discussed the actual and contractual management fees and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Strategic Insight’s analysis, it was noted that the contractual management fee was at and below the Group medians for common and leveraged assets, respectively, although the expense ratio was above the Group medians for common and leveraged assets (highest in the Group for managed assets). The Directors noted management’s explanation regarding the lack of comparability of funds within the Group due to the Fund’s unique strategy of achieving leverage through currency investments. It also was noted that the Fund had the lowest average net assets in the Group (at both common and leveraged assets levels).

The Directors noted that the Fund’s total annualized return (based on net asset value) was at or above the Group and Category medians for the three- and five-year periods ended March 31, 2014, although below medians in the shorter term periods (lowest in the Group for the year-to-date-performance in 2014). The Directors, however, noted that no

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)

(unaudited)

funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in emerging markets currencies primarily through forward currency contracts and debt obligations denominated in emerging markets currencies. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to monitor possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Fund’s Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2013 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s expenses. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives stated that the broker-dealer that is treated as an affiliate of the Investment Manager did not effect trades for the Fund in the period under review. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services ren-

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)

(unaudited)

dered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Fund’s Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $169.5 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Fund’s Management Agreement was in the best interests of the Fund.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 5, 2014

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 5, 2014